EXHIBIT 99.3

Here's what we like to see:

The percentages per table should add up to 100% (denominator = corresponding aggregate collateral pool balance)

For example, if the collateral matices are for group II collateral, denominator to be used for all the % should be as of aggregate group II collateral balance)


FICO & Documentation
-------------------------------------------------------------------------------------------------
FICO Score            Full DOC   Limited Doc   Stated Doc   All Docs   Avg Prin Bal   Current LTV
-------------------------------------------------------------------------------------------------
(50 increment)
0 - 499
500-550
551-600                   7.52          0.21         1.19       8.91        219,151         78.77
601-650                  20.73          0.88        12.28      33.89        250,622         80.69
651-700                  13.23          0.51        20.70      34.43        280,516         81.53
701-750                   6.03          0.25        11.56      17.85        299,403         81.53
751-800                   1.07          0.12         3.68       4.86        325,615         80.21
801-850                   0.00          0.00         0.06       0.06        365,600            80
Total                    48.58          1.96        49.46     100.00        267,860         80.93
-------------------------------------------------------------------------------------------------


LTV & FICO
------------------------------------------------------------------------------------------------------------------------------------
Current LTV      FICO NA   FICO 500-550   551-600   601-650   651-700   701-750   751-800   801-850   total    Avg Prin Bal    WAC
------------------------------------------------------------------------------------------------------------------------------------
(10 increment)
..01 - 10.00
10.01-20
20.01-30                                     0.04      0.03      0.01      0.00      0.00      0.00     0.08     124,979.84   6.625
30.01-40                                     0.00      0.15      0.05      0.00      0.00      0.00     0.20     181,457.40   6.262
40.01-50                                     0.18      0.30      0.03      0.00      0.03      0.00     0.53     202,844.54   6.555
50.01-60                                     0.40      0.59      0.19      0.09      0.00      0.00     1.27     261,147.85   6.075
60.01-70                                     0.63      1.69      1.17      0.33      0.08      0.00     3.89     267,057.65   6.106
70.01-80                                     5.06     21.13     23.53     13.37      4.12      0.06    67.26     273,650.83   6.317
80.01-90                                     2.49      7.78      7.88      3.43      0.58      0.00    22.16     262,587.71    6.52
90.01-100                                    0.12      2.24      1.58      0.63      0.06      0.00     4.62     296,052.47   6.982
Total                                        8.91     33.89     34.43     17.85      4.86      0.06   100.00     267,860.17   6.551
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------
Current LTV      Gross Margin
-----------------------------
(10 increment)
..01 - 10.00
10.01-20
20.01-30                5.662
30.01-40                5.652
40.01-50                5.775
50.01-60                5.662
60.01-70                5.678
70.01-80                5.661
80.01-90                5.655
90.01-100               5.674
Total                    5.66
-----------------------------


Prin Balance & FICO

-----------------------------------------------------------------------------------------------------------------------------------
Prin Balance            FICO NA   FICO 500-550   551-600   601-650   651-700   701-750   751-800   801-850    total    Current LTV
-----------------------------------------------------------------------------------------------------------------------------------
(50,000 increments)
$1 - $50,000                                       0.008     0.008     0.007         0         0         0     0.023          58.28
$50,001 - $100,000                                 0.327      0.56     0.371     0.186      0.03         0     1.474          78.55
$100,001 - $150,000                                1.146     3.105     2.362     0.909     0.173         0     7.695          80.45
$150,001 - $200,000                                1.558     4.031     2.878     1.273     0.219         0     9.959          80.02
$200,001 - $250,000                                 1.09     5.145     3.566     1.878     0.524         0    12.203          79.89
$250,001 - $300,000                                1.452     5.718     4.874     2.446     0.672         0    15.162           80.3
$300,001 - $350,000                                0.886     3.891     4.562     2.239     0.466         0    12.043          81.42
$350,001 - $400,000                                1.089     3.605      5.26     2.367     0.513     0.056    12.891          81.28
$400,001 - $450,000                                0.646     2.485     3.921     1.775     0.663         0      9.49          80.78
$450,001 - $500,000                                0.223     2.278       2.8     2.053     0.369         0     7.724          82.99
$500,001 - $550,000                                0.166     1.051     1.304      0.97     0.477         0     3.967          81.64
$550,001 - $600,000                                0.175     0.968     1.502     0.712     0.452         0     3.809          84.31
$600,001 - $650,000                                    0     0.381     0.489     0.479     0.191         0      1.54          82.13
$650,001 - $700,000                                    0     0.105     0.205     0.206         0         0     0.515          82.74
$700,001 - $750,000                                    0     0.443     0.331     0.229     0.116         0     1.119          80.75
$750,001 - $800,001                                    0     0.117         0     0.122         0         0     0.239           78.2
$900,001 - $950,001                                0.145         0         0         0         0         0     0.145             65
-----------------------------------------------------------------------------------------------------------------------------------
total                                              8.911     33.89    34.433    17.845     4.864     0.056       100          80.93
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------
Prin Balance             WAC    Gross Margin
--------------------------------------------
(50,000 increments)
$1 - $50,000            6.645           5.55
$50,001 - $100,000      7.015          5.592
$100,001 - $150,000     6.798          5.616
$150,001 - $200,000     6.743          5.613
$200,001 - $250,000      6.68          5.643
$250,001 - $300,000     6.447           5.69
$300,001 - $350,000     6.487          5.658
$350,001 - $400,000     6.521          5.699
$400,001 - $450,000     6.419          5.704
$450,001 - $500,000     6.387          5.639
$500,001 - $550,000     6.457          5.709
$550,001 - $600,000     6.485          5.687
$600,001 - $650,000     6.441          5.682
$650,001 - $700,000     6.205           5.65
$700,001 - $750,000     6.968          5.167
$750,001 - $800,001      6.49          5.674
$900,001 - $950,001       6.3            5.5
--------------------------------------------
total                   6.551           5.66
--------------------------------------------


Prepayment Penalty & FICO
----------------------------------------------------------------------------------------------------------------------
Prepayment Penalty Term   FICO NA   FICO 500-550   551-600   601-650   651-700   701-750   751-800   801-850    total
----------------------------------------------------------------------------------------------------------------------
(whatever increments)
0                                                    1.689       5.8      5.16     3.473     0.818         0     16.94
12                                                   0.176     1.099     1.275     0.587     0.205         0     3.343
24                                                    5.67    19.786    21.904    10.385     2.879     0.056     60.68
36                                                   1.375     7.205     6.094     3.401     0.963         0    19.037
total                                                8.911     33.89    34.433    17.845     4.864     0.056       100
----------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------
Prepayment Penalty Term   Current LTV    WAC    Gross Margin   Avg Prin Bal
---------------------------------------------------------------------------
(whatever increments)
0                               81.09   6.942          5.647     261,884.32
12                              81.48   6.859          5.492     323,921.88
24                              80.69   6.474          5.674     274,750.30
36                              81.48   6.397          5.657     245,739.45
total                           80.93   6.551           5.66     267,860.17
---------------------------------------------------------------------------


Mortg Rates & FICO
----------------------------------------------------------------------------------------------------------------------
Mortg Rates               FICO NA   FICO 500-550   551-600   601-650   651-700   701-750   751-800   801-850    total
----------------------------------------------------------------------------------------------------------------------
(50 bps increment)
4.501 - 5.000                                            0     0.079         0     0.075         0         0     0.154
5.001 - 5.500                                        0.364     1.676     1.938     1.688     0.436         0     6.103
5.501 - 6.000                                        1.791     5.777     7.555     4.545     1.064     0.056    20.789
6.001 - 6.500                                         1.93     8.434     9.135     5.094     1.199         0    25.792
6.501 - 7.000                                        2.125     9.852     8.986     3.761     1.338         0    26.061
7.001 - 7.500                                        1.436     4.468     3.519     1.518     0.583         0    11.525
7.501 - 8.000                                        0.743      2.24     2.576     0.781     0.221         0     6.561
8.001 - 8.500                                        0.224     0.957     0.639     0.382     0.023         0     2.226
8.501 - 9.000                                        0.274     0.336     0.086         0         0         0     0.695
9.001 - 9.500                                        0.023     0.072         0         0         0         0     0.095
9.501 - 10.000
10.001 - 10.500
10.501 - 11.000
11.001 - 11.500
11.501 - 12.000
12.001 - 12.500
Total:                                               8.911     33.89    34.433    17.845     4.864     0.056       100
----------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------
Mortg Rates               Current LTV    WAC    Gross Margin   Avg Prin Bal
---------------------------------------------------------------------------
(50 bps increment)
4.501 - 5.000                   66.46    4.99          5.356     333,999.99
5.001 - 5.500                   77.69   5.313          5.592     337,605.48
5.501 - 6.000                   79.08   5.794          5.604     297,942.50
6.001 - 6.500                   80.25   6.247          5.655     269,127.97
6.501 - 7.000                   81.17   6.735          5.677     273,381.15
7.001 - 7.500                   82.92   7.214          5.697     231,866.36
7.501 - 8.000                   83.58   7.712          5.718     235,029.59
8.001 - 8.500                   86.57   8.234          5.728     228,595.28
8.501 - 9.000                   86.82   8.635          5.731     178,788.05
9.001 - 9.500                   91.21   9.274          5.739     205,236.67
9.501 - 10.000
10.001 - 10.500
10.501 - 11.000
11.001 - 11.500
11.501 - 12.000
12.001 - 12.500
Total:                          80.93   6.551           5.66     267,860.17
---------------------------------------------------------------------------


Mortg Rates & LTV
-------------------------------------------------------------------------------------------------------------------------------
Mortg Rates          .01-10   10.01-20   20.01-30   30.01-40   40.01-50   50.01-60   60.01-70   70.01-80   80.01-90   90.01-100
-------------------------------------------------------------------------------------------------------------------------------
(50 bps increment)
4.501 - 5.000                                   0          0          0      0.057          0      0.097          0           0
5.001 - 5.500                                   0      0.064      0.039      0.093      0.678      4.733      0.451       0.047
5.501 - 6.000                                   0          0      0.091      0.509      1.469     14.684      3.662       0.374
6.001 - 6.500                               0.035      0.066      0.174      0.372      0.738     18.187      5.547       0.673
6.501 - 7.000                               0.042      0.014       0.15      0.181      0.612     18.114       5.72       1.229
7.001 - 7.500                                   0      0.024      0.031      0.035      0.253      6.836      3.447       0.898
7.501 - 8.000                                   0      0.028      0.038          0      0.142      3.556      2.135       0.662
8.001 - 8.500                                   0          0      0.012      0.024          0        0.8      0.776       0.613
8.501 - 9.000                                   0          0          0          0          0       0.25      0.346       0.099
9.001 - 9.500                                   0          0          0          0          0          0      0.072       0.023
9.501 - 10.000
10.001 - 10.500
10.501 - 11.000
11.001 - 11.500
11.501 - 12.000
12.001 - 12.500
Total:                                      0.077      0.196      0.534      1.271      3.891     67.257     22.155       4.619
-------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------
Mortg Rates           total    avg FICO   Gross Margin   Avg Prin Bal
---------------------------------------------------------------------
(50 bps increment)
4.501 - 5.000          0.154        673          5.356     333,999.99
5.001 - 5.500          6.103        676          5.592     337,605.48
5.501 - 6.000         20.789        669          5.604     297,942.50
6.001 - 6.500         25.792        665          5.655     269,127.97
6.501 - 7.000         26.061        663          5.677     273,381.15
7.001 - 7.500         11.525        655          5.697     231,866.36
7.501 - 8.000          6.561        654          5.718     235,029.59
8.001 - 8.500          2.226        654          5.728     228,595.28
8.501 - 9.000          0.695        617          5.731     178,788.05
9.001 - 9.500          0.095        604          5.739     205,236.67
9.501 - 10.000
10.001 - 10.500
10.501 - 11.000
11.001 - 11.500
11.501 - 12.000
12.001 - 12.500
Total:                   100        663           5.66     267,860.17
---------------------------------------------------------------------

Deal Name: HASCO 2005-NC1

We would like to see the following data on the aggregate collateral and on all of the groups in the deal.


                                               aggregate pool group: ____1__ group: ______2group ____3
                gross WAC (%)                           6.551




                 wtd avg FICO                             663
                 ------------
                FICO < 600 (%)                          8.30%
                --------------
               FICO 600-650 (%)                        33.70%
               ----------------



               wtd avg CLTV (%)                         92.07
               ----------------
                CLTV = 80 (%)                           5.70%
                -------------
CLTV > 80.01 (%) (include only 2nd liens in pool)      81.60%
-------------------------------------------------
              LTV 95.01 -100 (%)                        3.60%
              ------------------
                 Full Doc (%)                          48.60%
                 ------------
                Stated Doc (%)                         49.50%
                --------------

                  purch (%)                            59.10%
                  ---------
                 CO refi (%)                           33.40%
                 -----------
                 Own Occ (%)                           99.90%
                 -----------
              Prepay Penalty (%)                       83.10%
              ------------------
               wtd avg DTI (%)                         40.70%
               ---------------
                  ARM ? (%)                           100.00%
                  ---------
                   2/28 (%)                            72.50%
                   --------
                   3/27 (%)                            27.50%
                   --------
                 1st Lien (%)                         100.00%
                 ------------
               Avg Loan Balance                    267,860.17
               ----------------
                  # of Loans                            2,424
                  ----------
             Loan Bal < $100k (%)                       1.40%
             --------------------
             Mtg Rates > 12% (%)                        0.00%
             -------------------
              Manuf Housing (%)                         0.00%
              -----------------

           (%) & largest state code                    46% CA
                silent 2nd (%)                         56.60%
                 IO loans (%)                         100.00%
                 ------------
                  5yr IO (%)                           33.30%
                  ----------
                 2 yr IO (%)                           56.50%
                 -----------
                   IO: FICO                               663
                   --------
                  IO LTV (%)                            80.93
                  ----------
                  IO DTI (%)                            40.67
                  ----------
               IO full doc (%)                         48.60%
               ---------------
                IO: purch (%)                          59.10%
                -------------

Dynamic Credit Collateral Analysis
Deal Name Here

*** Use only the collateral supporting the tranche we are buying***
*** Row D uses total collateral supporting tranche as a denominator, all other rows use ROW TOTALS as a denominator***


I. FICO and LTV

                                    Row - %             Wtd Avg       Wtd Avg   Wtd Avg   Wtd Avg   Wtd Avg
FICO Low   FICO High    LTV     Total Collateral    Curr. Bal./Loan    FICO       DTI       LTV      GWAC     % SFD     % PUD
--------   ---------   ------   ----------------    ---------------   -------   -------   -------   -------   ------    -----
500              524   > 65%
525              574   > 65%                0.96%        232,017.85    566.35     41.92     84.53     7.013    80.04%   17.15%
575              599   > 65%              5.7742         204,872.26    588.39     40.62     81.45      6.76    72.22    18.67
600              619   > 70%              8.8509         237,472.37    608.89     41.48     82.69     6.757    76.18    13.95
620              639   > 70%             12.8854         251,242.53    629.35     40.47     82.42     6.654    71.26    15.35
640              659   > 70%             15.7373         272,483.32    649.24     40.18     82.42     6.575    75.18    13.35
660              679   > 80%              4.2919         296,454.38    668.53     39.66     89.19     6.876    68.36    12.74
680              699   > 80%              2.1977         303,608.61    687.36     40.48     89.15     6.471    83.46     3.46
700              724   > 80%              3.0463         359,631.04    709.04     39.93     89.26     6.422    62.72     7.04
725              749   > 80%               1.114         344,424.31    737.28     41.63     88.49     6.531    38.68    23.33
750              max   > 90%              0.0578         375,250.00       771     31.69        95      6.88      100        0

                                                                                                                   % With
FICO Low   % Owner Occ    % Investor    % 2+ family    % Full Doc    % Ltd Doc    % No Doc    % MI   % Int Only    Seconds
--------   -----------    ----------    -----------    ----------    ---------    --------    ----   ----------    -------
500
525             100.00%         0.00%          0.00%        92.46%        0.00%       0.00%      0       100.00%      4.11%
575                100             0            1.9         42.84         2.47           0       0          100      49.66
600                100             0           3.56         38.18         1.78           0       0          100      37.06
620                100             0           5.33         30.56         3.94           0       0          100      55.89
640              99.59          0.41           2.65         29.21         2.09           0       0          100      58.39
660                100             0           7.55         31.75         0.78           0       0          100      11.56
680                100             0          10.16         21.47         2.43           0       0          100       8.73
700                100             0          17.64         23.82         2.43           0       0          100       8.78
725                100             0          28.66         29.88            0           0       0          100       6.99
750                100             0              0           100            0           0       0          100          0


II. LTV and DTI

                                     Row - %             Wtd Avg       Wtd Avg   Wtd Avg   Wtd Avg   Wtd Avg
LTV Low    LTV High      DTI     Total Collateral    Curr. Bal./Loan    FICO       DTI       LTV      GWAC     % SFD    % PUD
--------   ---------    ------   ----------------    ---------------   -------   -------   -------   -------   ------   ------
70.00%         79.99%   > 50%                0.04%        236,175.00       584     50.46        75      6.65     0.00%  100.00%
80.00%         84.99%   > 50%              0.3065         221,145.31    674.46     52.48     80.68     6.348    67.09    11.75
85.00%         89.99%   > 50%              0.0733         237,999.79     681.5     51.15        85     5.839      100        0
90.00%         94.99%   > 50%              0.1932         313,527.50    612.75      52.8     91.46     6.829    47.36    33.98
95.00%         99.99%   > 50%              0.0511         331,549.99       647      51.3        95         7        0      100
100.00%       109.99%   > 50%
110.00%          max    > 50%

                                                                                                                   % With
LTV Low    % Owner Occ    % Investor    % 2+ family    % Full Doc    % Ltd Doc    % No Doc    % MI   % Int Only    Seconds
--------   -----------    ----------    -----------    ----------    ---------    --------    ----   ----------    -------
70.00%          100.00%         0.00%          0.00%       100.00%        0.00%       0.00%      0       100.00%      0.00%
80.00%             100             0              0             0            0           0       0          100      85.53
85.00%             100             0              0             0            0           0       0          100          0
90.00%             100             0              0           100            0           0       0          100          0
95.00%             100             0              0           100            0           0       0          100          0
100.00%
110.00%


III. DTI and FICO

                                     Row - %             Wtd Avg       Wtd Avg   Wtd Avg   Wtd Avg   Wtd Avg
DTI Low    DTI High      FICO    Total Collateral    Curr. Bal./Loan    FICO       DTI       LTV      GWAC     % SFD     % PUD
--------   ---------    ------   ----------------    ---------------   -------   -------   -------   -------   ------    -----
20.00%         29.99%   < 550
30.00%         34.99%   < 600                0.78%        209,890.39    588.07     32.69     81.56     6.723    83.38%   14.21%
35.00%         39.99%   < 675              12.233         252,152.09     632.6     37.79     81.06       6.7    75.61    13.12
40.00%         44.99%   < 675             16.6901         259,253.31     636.3     42.49        81     6.636    70.95    12.85
45.00%         49.99%   < 700             25.6816         264,261.61    641.95     47.72     80.81     6.564    76.27     13.2
50.00%         54.99%   < 750              0.7502         256,373.28    634.37     51.42     81.87     6.376    47.99    36.17
56%              max    < 750               0.036         233,910.00       647      56.2        90      7.33        0        0

                                                                                                                   % With
DTI Low    % Owner Occ    % Investor    % 2+ family    % Full Doc    % Ltd Doc    % No Doc    % MI   % Int Only    Seconds
--------   -----------    ----------    -----------    ----------    ---------    --------    ----   ----------    -------
20.00%
30.00%          100.00%         0.00%          0.00%        47.04%        2.41%       0.00%      0       100.00%     37.64%
35.00%             100             0            4.2         30.14         2.28           0       0          100      45.05
40.00%           99.62          0.38           5.48         27.98         1.64           0       0          100       51.6
45.00%             100             0            3.5         31.14         1.27           0       0          100      60.41
50.00%             100             0           7.19         43.65            0           0       0          100      36.34
56%                100             0              0           100            0           0       0          100          0


IV. LIMITED AND STATED  DOC

                       Row - %             Wtd Avg           Wtd Avg   Wtd Avg   Wtd Avg   Wtd Avg
FICO Low   FICO High   Total Collateral    Curr. Bal./Loan   FICO      DTI       LTV       GWAC      % SFD    % PUD    % Owner Occ
--------   ---------   ----------------    ---------------   -------   -------   -------   -------   -----    -----    -----------
500              524
525              574               0.11%        350,500.00    573.14     45.48     72.12     6.893   57.06%    0.00%        100.00%
575              599             1.1796         232,086.66    589.07     38.76      79.2     7.325   74.08    18.64            100
600              619             2.8811         259,820.56    609.05     40.12     78.25     7.212   78.48     7.43            100
620              639             6.1402         262,289.15     630.2     39.97     80.58     7.065   72.45    15.81            100
640              659              8.172         280,741.74    649.47     40.18     81.28     6.953   76.28    11.49            100
660              679             9.2213         296,401.17    669.66     40.75     81.23     6.887   73.63    12.51            100
680              699             7.8192         307,693.51    688.74     40.18     80.73     6.597   76.15    12.31            100
700              724             7.3353         293,996.30    710.69     40.62      81.6     6.592    71.8     9.91            100
725              749             4.5714         333,501.93    735.66     40.73     80.43     6.644   73.02    10.51            100
750              max             3.9925         332,346.43    767.45     39.16      80.1     6.597   71.26      6.3            100


FICO Low   % Investor    % 2+ family    % Full Doc    % Ltd Doc    % No Doc    % MI   % Int Only    % CA      % NY    % FL
--------   ----------    -----------    ----------    ---------    --------    ----   ----------    ------    ----    -----
500
525              0.00%         42.94%         0.00%       57.06%       0.00%      0       100.00%   100.00%   0.00%    0.00%
575                 0           3.37             0        12.11           0       0          100     53.94       0    11.29
600                 0           6.84             0         7.87           0       0          100     60.78    4.16     6.97
620                 0           5.59             0         8.26           0       0          100     51.17     3.7     8.97
640                 0           4.71             0         4.03           0       0          100     58.85    0.74     6.45
660                 0           5.74             0         2.02           0       0          100     64.05    0.48      3.3
680                 0           5.07             0         1.72           0       0          100     72.68    3.27     6.06
700                 0           7.47             0         3.47           0       0          100     70.38    1.27     4.53
725                 0            8.4             0            0           0       0          100     75.12    4.95     1.46
750                 0          15.69             0         2.89           0       0          100     66.02    7.15     3.41


V. High LTV LOANS

                     Row - %            Wtd Avg           Wtd Avg   Wtd Avg   Wtd Avg   Wtd Avg
LTV        LTV       Total Collateral   Curr. Bal./Loan   FICO      DTI       LTV       GWAC      % SFD   % PUD   % Owner Occ
--------   ------    ----------------   ---------------   -------   -------   -------   -------   -----   -----   -----------
80.00%      89.99%              67.62%       262,587.71    668.52     41.12      80.9      6.52   72.03%  13.95%        99.91%
90.00%      94.99%            12.2445        296,651.40    657.57     40.21     90.32     6.897    68.6    9.25           100
95.00%      99.99%             3.5774        294,020.67    656.66     40.53        95     7.271   79.98    8.34           100
100.00%    109.99%
110.00%       max


LTV        % Investor   % 2+ family   % Full Doc   % Ltd Doc   % No Doc   % MI   % Int Only   % CA    % NY   % FL   2/28    3/27
--------   ----------   -----------   ----------   ---------   --------   ----   ----------   -----   ----   ----   -----   -----
80.00%           0.09%         4.61%       22.08%       1.84%      0.00%     0       100.00%  57.97%  1.88%  5.53%  74.12%  25.88%
90.00%              0         12.22        40.72        0.38          0      0          100   53.96   5.37   9.19   64.17   35.83
95.00%              0          3.68         53.6        2.68          0      0          100    55.8   3.68    1.8   67.41   32.59
100.00%
110.00%


LTV        5/25
--------   ----
80.00%     0.00%
90.00%        0
95.00%        0
100.00%
110.00%


VI. IO LOANS

                       Row - %             Wtd Avg           Wtd Avg   Wtd Avg   Wtd Avg   Wtd Avg
FICO Low   FICO High   Total Collateral    Curr. Bal./Loan   FICO      DTI       LTV       GWAC      % SFD    % PUD    % Owner Occ
--------   ---------   ----------------    ---------------   -------   -------   -------   -------   -----    -----    -----------
500              524
525              574               1.22%        232,757.90    567.29     41.98     80.22     6.935   80.39%   13.57%        100.00%
575              599             7.0406         214,618.91    588.95     40.92      78.5     6.687   70.21    20.24            100
600              619            10.6891         237,683.45    609.46     41.34     80.08     6.663   76.78    12.65            100
620              639            14.7355         251,119.91    629.82     40.31     80.64     6.611   72.78    14.43            100
640              659            17.2486         269,215.85    649.62     40.23     81.53      6.56   74.94    12.49          99.63
660              679            15.3134         280,081.81       669     40.69     81.78     6.634   70.21    13.77            100
680              699            10.5815         287,469.67    688.77     40.66     80.98     6.423   75.62    14.01            100
700              724            11.2246         289,207.37    710.57     40.74     82.08     6.356   66.69     9.62            100
725              749             6.7688         318,474.67    735.45     41.41     80.65     6.439   65.24     9.78            100
750              max             5.1791         323,339.88    766.66     40.01     80.28     6.431   67.33     8.33            100


FICO Low   % Investor    % 2+ family    % Full Doc    % Ltd Doc    % No Doc    % MI   % Int Only    % CA     % NY    % FL
--------   ----------    -----------    ----------    ---------    --------    ----   ----------    -----    ----    -----
500
525              0.00%          3.80%        80.78%        5.05%       0.00%      0       100.00%   43.13%   7.20%   13.45%
575                 0           3.28         42.83         2.03           0       0          100    40.99    3.38      9.4
600                 0           3.86          37.8         2.12           0       0          100       48    3.56     7.07
620                 0           4.76         30.99         3.44           0       0          100    51.03    3.38     9.04
640              0.37           3.51         29.95         1.91           0       0          100    56.22       1     5.15
660                 0           5.75         21.07         1.22           0       0          100    61.24    0.29     4.68
680                 0           3.75         13.48         1.27           0       0          100    67.09    2.42     5.78
700                 0           9.86         18.96         2.27           0       0          100    67.77    2.36     4.31
725                 0          11.85         18.44            0           0       0          100    71.61    6.58     2.26
750                 0          16.43         12.02         2.23           0       0          100    61.57    7.04     4.15


FICO Low   2 yr IO    3 yr IO    5 yr IO
--------   -------    -------    -------
500
525          30.60%     25.88%     43.52%
575          45.11      11.73      43.16
600          47.86      10.27      41.87
620          53.63      12.13      34.24
640          55.52      10.16      34.32
660          63.42       5.24      31.34
680          53.94       5.74      40.32
700          62.34      14.24      23.42
725           66.2      15.28      18.52
750          67.21       7.84      24.95


VII. SECOND LIEN LOANS (IF ANY)

                       Row - %            Wtd Avg           Wtd Avg   Wtd Avg   Wtd Avg   Wtd Avg
FICO Low   FICO High   Total Collateral   Curr. Bal./Loan   FICO      DTI       CLTV      GWAC      % SFD   % PUD   % Owner Occ
--------   ---------   ----------------   ---------------   -------   -------   -------   -------   -----   -----   -----------
500              524
525              574
575              599
600              619
620              639
640              659
660              679
680              699
700              724
725              749
750              max


FICO Low   % Investor   % 2+ family   % Full Doc   % Ltd Doc   % No Doc   % MI   % Int Only   % CA   % NY   % FL
--------   ----------   -----------   ----------   ---------   --------   ----   ----------   ----   ----   ----
500
525
575
600
620
640
660
680
700
725
750


VIII. MANUFACTURED HOME LOANS (IF ANY)

                       Row - %            Wtd Avg           Wtd Avg   Wtd Avg   Wtd Avg   Wtd Avg
FICO Low   FICO High   Total Collateral   Curr. Bal./Loan   FICO      DTI       LTV       GWAC      % SFD   % PUD   % Owner Occ
--------   ---------   ----------------   ---------------   -------   -------   -------   -------   -----   -----   -----------
500              524
525              574
575              599
600              619
620              639
640              659
660              679
680              699
700              724
725              749
750              max

FICO Low   % Investor   % 2+ family   % Full Doc   % Ltd Doc   % No Doc   % MI   % Int Only   % Land/Home   % Single wide   % CA
--------   ----------   -----------   ----------   ---------   --------   ----   ----------   -----------   -------------   ----
500
525
575
600
620
640
660
680
700
725
750

FICO Low   % NY   % FL   2/28   3/27   5/25
--------   ----   ----   ----   ----   ----
500
525
575
600
620
640
660
680
700
725
750

HASCO 2005-NC1
*** Please fill in the WAL's & Windows for the bottom 3 scenarios (only) ***

                                                M3 (AA / A1 / AA)
NO PREPAY STRESS
Fwd LIBOR/Swap Shift                     Forward LIBOR        +200bp
Prepay Assumptions                      1.00x Base Case   1.00x Base Case

Loss Severity: 40%
Recovery Delay: 12 months
% Cum Loss Yield Break                            14.59             12.42
CDR - Yield Break                                 17.61             14.29
% Cum Loss 1st $ Principal Loss                   14.56             12.38
CDR - 1st $ Principal Loss                        17.56             14.23

Loss Severity: 60%
Recovery Delay: 12 months
% Cum Loss Yield Break                             15.4             12.95
CDR - Yield Break                                 11.29              9.18
% Cum Loss 1st $ Principal Loss                   15.35             12.92
CDR - 1st $ Principal Loss                        11.25              9.15

Loss Severity: 40%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break                            14.43             12.27
CDR - Yield Break                                 17.35             14.07
% Cum Loss 1st $ Principal Loss                   14.41             12.25
CDR - 1st $ Principal Loss                        17.32             14.03

Loss Severity: 60%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break                            15.25             12.79
CDR - Yield Break                                 11.16              9.05
% Cum Loss 1st $ Principal Loss                   15.25             12.79
CDR - 1st $ Principal Loss                        11.16              9.05

--------------------------------------------------------------------------------


Fwd LIBOR/Swap Shift                     Forward LIBOR         +200bp             +200bp
Prepay Assumptions                      1.00x Base Case    0.50x Base Case      Fixed - 50%
                                                                            Floating - 100%

Loss Severity: 50%
Recovery Delay: 12 months
% Cum Loss Yield Break                            14.84%             18.45%             13.00%
CDR - Yield Break                                  13.5               9.73              11.46
% Cum Loss 1st $ Principal Loss                   14.80%             18.38%             12.95%
CDR - 1st $ Principal Loss                        13.46               9.68              11.41

Loss Severity: 50%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break                             9.64%             18.45%             13.00%
CDR - Yield Break                                  8.06               9.73              11.46
% Cum Loss 1st $ Principal Loss                    9.46%             18.38%             12.95%
CDR - 1st $ Principal Loss                         7.89               9.68              11.41

                                        ======================================================
Average Life:                                      5.66              16.54               9.24
Window (Dates):                                 65 - 71          162 - 359           90 - 359

HASCO 2005-NC1
*** Please fill in the WAL's & Windows for the bottom 3 scenarios (only) ***

                                                    M4 (AA / A2 / AA)
NO PREPAY STRESS
Fwd LIBOR/Swap Shift                      Forward LIBOR             +200bp
Prepay Assumptions                      1.00x Base Case    1.00x Base Case

Loss Severity: 40%
Recovery Delay: 12 months
% Cum Loss Yield Break                            13.16%             10.94%
CDR - Yield Break                                 15.39              12.19
% Cum Loss 1st $ Principal Loss                   13.13%             10.90%
CDR - 1st $ Principal Loss                        15.34              12.14

Loss Severity: 60%
Recovery Delay: 12 months
% Cum Loss Yield Break                            13.91%             11.43%
CDR - Yield Break                                  9.99               7.94
% Cum Loss 1st $ Principal Loss                   13.86%             11.40%
CDR - 1st $ Principal Loss                         9.95               7.92

Loss Severity: 40%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break                            13.03%             10.82%
CDR - Yield Break                                 15.19              12.03
% Cum Loss 1st $ Principal Loss                   13.01%             10.79%
CDR - 1st $ Principal Loss                        15.16              11.99

Loss Severity: 60%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break                            13.81%             11.33%
CDR - Yield Break                                  9.91               7.86
% Cum Loss 1st $ Principal Loss                   13.79%             11.29%
CDR - 1st $ Principal Loss                         9.89               7.83

--------------------------------------------------------------------------------


Fwd LIBOR/Swap Shift                     Forward LIBOR        +200bp            +200bp
Prepay Assumptions                      1.00x Base Case   0.50x Base Case     Fixed - 50%
                                                                            Floating - 100%

Loss Severity: 50%
Recovery Delay: 12 months
% Cum Loss Yield Break                            13.32%             17.17%             11.47%
CDR - Yield Break                                 11.81               8.79               9.86
% Cum Loss 1st $ Principal Loss                   13.28%             17.10%             11.42%
CDR - 1st $ Principal Loss                        11.77               8.74               9.81

Loss Severity: 50%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break                            11.91%             14.95%              9.93%
CDR - Yield Break                                 10.32               7.28               8.33
% Cum Loss 1st $ Principal Loss                   11.87%             14.89%              9.89%
CDR - 1st $ Principal Loss                        10.28               7.24               8.29

                                        ======================================================
Average Life:                                      9.62              18.42              10.11
Window (Dates):                                94 - 240          182 - 359           99 - 359

HASCO 2005-NC1
*** Please fill in the WAL's & Windows for the bottom 3 scenarios (only) ***

                                                M5 (AA- / A3 / AA-)
NO PREPAY STRESS
Fwd LIBOR/Swap Shift                     Forward LIBOR         +200bp
Prepay Assumptions                      1.00x Base Case    1.00x Base Case

Loss Severity: 40%
Recovery Delay: 12 months

% Cum Loss Yield Break                            11.86%              9.59%
CDR - Yield Break                                 13.48              10.39
% Cum Loss 1st $ Principal Loss                   11.82%              9.56%
CDR - 1st $ Principal Loss                        13.43              10.35


Loss Severity: 60%
Recovery Delay: 12 months

% Cum Loss Yield Break                            12.53%             10.00%
CDR - Yield Break                                  8.84               6.82
% Cum Loss 1st $ Principal Loss                   12.48%             10.08%
CDR - 1st $ Principal Loss                          8.8               6.88

Loss Severity: 40%
Recovery Delay: 12 months. NO ADVANCE

% Cum Loss Yield Break                            11.75%              9.50%
CDR - Yield Break                                 13.33              10.28
% Cum Loss 1st $ Principal Loss                   11.72%              9.48%
CDR - 1st $ Principal Loss                        13.29              10.25


Loss Severity: 60%
Recovery Delay: 12 months. NO ADVANCE

% Cum Loss Yield Break                            12.46%              9.91%
CDR - Yield Break                                  8.78               6.75
% Cum Loss 1st $ Principal Loss                   12.43%              9.99%
CDR - 1st $ Principal Loss                         8.76               6.81

--------------------------------------------------------------------------------


Fwd LIBOR/Swap Shift                     Forward LIBOR         +200bp             +200bp
Prepay Assumptions                      1.00x Base Case    0.50x Base Case      Fixed - 50%
                                                                              Floating - 100%
Loss Severity: 50%
Recovery Delay: 12 months
% Cum Loss Yield Break                            11.91%             16.00%             10.05%
CDR - Yield Break                                 10.32               7.97               8.45
% Cum Loss 1st $ Principal Loss                   11.87%             15.92%             10.01%
CDR - 1st $ Principal Loss                        10.28               7.92               8.41

Loss Severity: 50%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break                            10.64%             13.91%              8.70%
CDR - Yield Break                                  9.04               6.62               7.16
% Cum Loss 1st $ Principal Loss                   10.60%             13.84%              8.66%
CDR - 1st $ Principal Loss                            9               6.58               7.12

                                        ======================================================
Average Life:                                      10.1              19.14              10.55
Window (Dates):                                99 - 359          191 - 359          103 - 359

HASCO 2005-NC1
*** Please fill in the WAL's & Windows for the bottom 3 scenarios (only) ***

                                                M6 (A+ / Baa1 / A)
NO PREPAY STRESS
Fwd LIBOR/Swap Shift                     Forward LIBOR         +200bp
Prepay Assumptions                      1.00x Base Case    1.00x Base Case

Loss Severity: 40%
Recovery Delay: 12 months
% Cum Loss Yield Break                            10.70%              8.31%
CDR - Yield Break                                 11.87               8.78
% Cum Loss 1st $ Principal Loss                   10.65%              8.43%
CDR - 1st $ Principal Loss                         11.8               8.93

Loss Severity: 60%
Recovery Delay: 12 months
% Cum Loss Yield Break                            11.31%              8.56%
CDR - Yield Break                                  7.85               5.73
% Cum Loss 1st $ Principal Loss                   11.24%              8.98%
CDR - 1st $ Principal Loss                          7.8               6.05

Loss Severity: 40%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break                            10.62%              8.19%
CDR - Yield Break                                 11.77               8.63
% Cum Loss 1st $ Principal Loss                   10.59%              8.43%
CDR - 1st $ Principal Loss                        11.73               8.93

Loss Severity: 60%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break                            11.27%              8.47%
CDR - Yield Break                                  7.82               5.67
% Cum Loss 1st $ Principal Loss                   11.23%              8.90%
CDR - 1st $ Principal Loss                         7.79               5.99

--------------------------------------------------------------------------------


Fwd LIBOR/Swap Shift                     Forward LIBOR         +200bp             +200bp
Prepay Assumptions                      1.00x Base Case    0.50x Base Case      Fixed - 50%
                                                                              Floating - 100%

Loss Severity: 50%
Recovery Delay: 12 months
% Cum Loss Yield Break                            10.67%             14.94%              8.79%
CDR - Yield Break                                  9.06               7.27               7.25
% Cum Loss 1st $ Principal Loss                   10.60%             14.84%              8.73%
CDR - 1st $ Principal Loss                            9               7.21               7.19

Loss Severity: 50%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break                             9.52%             12.97%              7.61%
CDR - Yield Break                                  7.94               6.05               6.16
% Cum Loss 1st $ Principal Loss                    9.46%             12.86%              7.54%
CDR - 1st $ Principal Loss                         7.89               5.99                6.1

                                        ======================================================
Average Life:                                      10.6              19.83              11.04
Window (Dates):                               104 - 359          200 - 349          109 - 359

HASCO 2005-NC1
*** Please fill in the WAL's & Windows for the bottom 3 scenarios (only) ***

                                                M7 (A / Baa2 / A-)
NO PREPAY STRESS
Fwd LIBOR/Swap Shift                     Forward LIBOR         +200bp
Prepay Assumptions                      1.00x Base Case    1.00x Base Case

Loss Severity: 40%
Recovery Delay: 12 months
% Cum Loss Yield Break                             9.66%              7.06%
CDR - Yield Break                                 10.49               7.28
% Cum Loss 1st $ Principal Loss                    9.60%              7.47%
CDR - 1st $ Principal Loss                        10.41               7.76

Loss Severity: 60%
Recovery Delay: 12 months
% Cum Loss Yield Break                            10.20%              7.24%
CDR - Yield Break                                  6.98               4.77
% Cum Loss 1st $ Principal Loss                   10.13%              8.03%
CDR - 1st $ Principal Loss                         6.93               5.34

Loss Severity: 40%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break                             9.64%              6.94%
CDR - Yield Break                                 10.47               7.14
% Cum Loss 1st $ Principal Loss                    9.60%              7.53%
CDR - 1st $ Principal Loss                        10.41               7.83

Loss Severity: 60%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break                            10.22%              7.17%
CDR - Yield Break                                     7               4.72
% Cum Loss 1st $ Principal Loss                   10.19%              7.94%
CDR - 1st $ Principal Loss                         6.97               5.28

--------------------------------------------------------------------------------


Fwd LIBOR/Swap Shift                     Forward LIBOR         +200bp             +200bp
Prepay Assumptions                      1.00x Base Case    0.50x Base Case      Fixed - 50%
                                                                              Floating - 100%

Loss Severity: 50%
Recovery Delay: 12 months
% Cum Loss Yield Break                             9.55%             13.66%              7.68%
CDR - Yield Break                                  7.97               6.47               6.22
% Cum Loss 1st $ Principal Loss                    9.46%             14.31%              7.59%
CDR - 1st $ Principal Loss                         7.89               6.87               6.14

Loss Severity: 50%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break                             8.51%             11.95%              6.63%
CDR - Yield Break                                  6.99               5.46               5.29
% Cum Loss 1st $ Principal Loss                    8.42%             12.35%              6.55%
CDR - 1st $ Principal Loss                         6.91               5.69               5.22

                                        ======================================================
Average Life:                                     10.96              13.51              11.45
Window (Dates):                                109 - 231         215 - 353          114 - 266

                                      HSBC
                                 HASCO 2005 NC1
                   Merrill Lynch Investment Management Request
                              Balance: 649,293,049
                                  2,424 records
                                  Hasnat Matin
                                (+1) 212-525-3307
                            hasnat.matin@us.hsbc.com

% of loan with silent seconds              56.58%
wa CLTV of silent sec                       99.66
wa LTV of silent sec                        79.98
wa DTI of silent sec                        41.61
wa DTI of entire deal                       40.67
wa DTI of non silent sec                    39.45




2. Lien Position

                                                                     % of Agg
Lien Position                        # of Loans     Aggr Curr Bal    Curr Bal    Avg Curr Bal    WAC    WA Margin    WA Max Rate
1                                         2,424       649,293,049      100.00%        267,860  6.551         5.66              7
Total:                                    2,424       649,293,049      100.00%        267,860  6.551         5.66              7

                                      WA Mths    WA Orig    WA Remain                      WA DTI   %Full   %Owner
Lien Position                        To Reset     Term        Term      WA CLTV   WA FICO    Back     Doc     Occ
1                                          27       360        358.2     92.07       663    40.67   0.00%   99.94%
Total:                                     27       360        358.2     92.07       663    40.67   0.00%   99.94%



3. Product

                                                                     % of Agg
Product                              # of Loans     Aggr Curr Bal    Curr Bal    Avg Curr Bal    WAC    WA Margin    WA Max Rate
2/28 ARM 2YR IO                           1,316       366,992,985       56.52%        278,870  6.567        5.662              7
3/27 ARM 5YR IO                             444       112,188,945        17.28        252,678   6.45         5.66              7
2/28 ARM 5YR IO                             407       103,707,684        15.97        254,810  6.625         5.65              7
3/27 ARM 3YR IO                             257        66,403,434        10.23        258,379  6.518        5.661              7
Total:                                    2,424       649,293,049      100.00%        267,860  6.551         5.66              7

                                      WA Mths    WA Orig    WA Remain                      WA DTI   %Full   %Owner
Product                              To Reset     Term        Term      WA CLTV   WA FICO    Back     Doc     Occ
2/28 ARM 2YR IO                            23       360        358.3      92.4     668.1    40.95   0.00%  100.00%
3/27 ARM 5YR IO                            35       360        358.3     92.64     665.7    39.72       0      100
2/28 ARM 5YR IO                            23       360          358     91.49     643.2    41.14       0     99.6
3/27 ARM 3YR IO                            35       360        358.1     90.18     660.4       40       0      100
Total:                                     27       360        358.2     92.07       663    40.67   0.00%   99.94%



4. Document Type

                                                                     % of Agg
Document Type                        # of Loans     Aggr Curr Bal    Curr Bal    Avg Curr Bal    WAC    WA Margin    WA Max Rate
STATED                                    1,101       321,150,221     49.46%          291,690  6.827        5.764              7
FULL DOC 24MOS BK STMT/1YR W2               646       143,865,119      22.16          222,701  6.231        5.559          7.001
FULL DOC 12MOS BK STMT/1YR W2               634       171,558,292      26.42          270,597  6.303        5.553              7
LIMITED 12MOS BK STMT                        31         9,399,644       1.45          303,214  6.592        5.607              7
LIMITED 6MOS BK STMT                         12         3,319,773       0.51          276,648  6.434        5.616              7
Total:                                    2,424       649,293,049    100.00%          267,860  6.551         5.66              7

                                      WA Mths    WA Orig    WA Remain                      WA DTI   %Full   %Owner
Document Type                        To Reset     Term        Term      WA CLTV   WA FICO    Back     Doc     Occ
STATED                                     26       360        358.2     92.74     679.5    40.51   0.00%  100.00%
FULL DOC 24MOS BK STMT/1YR W2              27       360        358.1     93.73     647.2    41.51       0      100
FULL DOC 12MOS BK STMT/1YR W2              26       360        358.2     89.61     645.9    40.76       0    99.76
LIMITED 12MOS BK STMT                      28       360        357.7     88.17     654.4    32.33       0      100
LIMITED 6MOS BK STMT                       26       360        358.2     93.55     648.9    39.41       0      100
Total:                                     27       360        358.2     92.07       663    40.67   0.00%   99.94%



5. IO Term

                                                                     % of Agg
IO Term                              # of Loans     Aggr Curr Bal    Curr Bal    Avg Curr Bal    WAC    WA Margin    WA Max Rate
24                                        1,316       366,992,985     56.52%          278,870  6.567        5.662              7
36                                          257        66,403,434      10.23          258,379  6.518        5.661              7
60                                          851       215,896,629      33.25          253,698  6.534        5.655              7
Total:                                    2,424       649,293,049    100.00%          267,860  6.551         5.66              7
WA IO Term                                 37.2

                                      WA Mths    WA Orig   WA Remain                       WA DTI   %Full   %Owner
IO Term                              To Reset     Term        Term      WA CLTV   WA FICO    Back     Doc     Occ
24                                         23       360        358.3      92.4     668.1    40.95   0.00%  100.00%
36                                         35       360        358.1     90.18     660.4       40       0      100
60                                         29       360        358.1     92.09     654.9    40.41       0    99.81
Total:                                     27       360        358.2     92.07       663    40.67   0.00%   99.94%
WA IO Term



6. Next Rate Adjustment Dates

                                                                     % of Agg
Next Rate Adjustment Dates           # of Loans     Aggr Curr Bal    Curr Bal    Avg Curr Bal    WAC    WA Margin    WA Max Rate
2/1/2007                                      2           327,444      0.05%          163,722   6.47         5.55              7
3/1/2007                                     20         5,112,795       0.79          255,640  6.733        5.736              7
4/1/2007                                    165        43,047,446       6.63          260,894  6.383        5.603              7
5/1/2007                                    980       272,673,969         42          278,239  6.589        5.659          7.001
6/1/2007                                    556       149,539,016      23.03          268,955  6.615        5.675              7
12/1/2007                                     1           134,379       0.02          134,379    5.9         5.55              7
3/1/2008                                      7         1,916,500        0.3          273,786  6.543        5.685              7
4/1/2008                                     63        16,018,881       2.47          254,268  6.329          5.7              7
5/1/2008                                    392       104,197,894      16.05          265,811  6.463        5.654              7
6/1/2008                                    238        56,324,726       8.67          236,659  6.539        5.659              7
Total:                                    2,424       649,293,049    100.00%          267,860  6.551         5.66              7
WA Next Rate Adjustment Date          8/16/2005

                                      WA Mths    WA Orig   WA Remain                       WA DTI   %Full   %Owner
Next Rate Adjustment Dates           To Reset     Term        Term      WA CLTV   WA FICO    Back     Doc     Occ
2/1/2007                                   20       360          355       100       594    42.78   0.00%  100.00%
3/1/2007                                   21       360          356     92.03     657.8    44.13       0      100
4/1/2007                                   22       360          357      89.1     634.6    39.97       0    99.03
5/1/2007                                   23       360          358     92.32     664.5    40.72       0      100
6/1/2007                                   24       360          359     92.87     667.7    41.67       0      100
12/1/2007                                  30       360          353       100       707     47.3       0      100
3/1/2008                                   33       360          356     88.81     676.3     39.8       0      100
4/1/2008                                   34       360          357     88.75     674.6    39.38       0      100
5/1/2008                                   35       360          358     91.58     663.8    39.84       0      100
6/1/2008                                   36       360          359     92.91     660.1    39.91       0      100
Total:                                     27       360        358.2     92.07       663    40.67   0.00%   99.94%
WA Next Rate Adjustment Date